Prudential Annuities Life Assurance Corporation

Advanced Series Advisor PlanSM III (ASAP IIISM)
Advanced Series APEX IISM (APEX IISM)
Advanced Series XTra Credit SIXSM (“ASXT6”)SM or (XT6)
Advanced Series Lifevest IISM (ASL IISM)

Supplement dated June 29, 2010
To
Prospectus dated May 1, 2010

This supplement should be read and retained with the prospectus for your Annuity.  If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.  This supplement provides additional information about the operation of the pre-determined mathematical formulas for Highest Daily Guaranteed Return OptionSM (HD GROSM) and Highest Daily Guaranteed Return OptionSM II (HD GROSM II).

A.	HD GRO

The following clarifies and provides additional information with regard to the portion of the prospectus entitled “Living Benefits – Highest Daily Guaranteed Return Option - Key Feature – Allocation of Account Value” that discusses how the pre-determined mathematical formula works.  As indicated, the disclosure below applies whether or not the optional 90% cap feature is elected.

Under the HD GRO formula, we will transfer Account Value between the "permitted Sub-accounts" and a bond portfolio Sub-account (AST bond portfolio Sub-account) when dictated by the pre-determined mathematical formula.  In general, on each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to each guarantee that is outstanding, based on the guarantees provided under the benefit.  If you have elected the 90% cap feature, these transfers are limited by the 90% cap.  Whether you have elected the 90% cap or not, the formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value.    Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account.  In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.”  The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional  purchase payments, and any Credits as described in the section of the prospectus concerning HD GRO)  within the current benefit year that would result in a new guarantee.  For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the rider.  As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account.  We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

In light of the above, you should read our existing prospectus disclosures about HD GRO with the following in mind: (a) when the pre-determined mathematical formula performs an analysis with respect to each outstanding guarantee, it includes within that analysis the Projected Future Guarantee (b) as such, the factors that impact  the amount transferred under the formula apply to the Projected Future Guarantee to the same extent as they apply to the Guarantee Amount(s) and (c) whereas the Projected Future Guarantee is an aspect of the pre-determined mathematical formula for HD GRO, it is not an element of the formula for GRO Plus 2008.

B.	HD GRO II

The following clarifies and provides additional information with regard to the portion of the   prospectus entitled “Living Benefits – Highest Daily Guaranteed Return Option II - Key Feature – Allocation of Account Value” that discusses how the pre-determined mathematical formula works.

Under the HD GRO II formula, we will transfer Account Value between the "permitted Sub-accounts" and a bond portfolio Sub-account (AST bond portfolio Sub-account) when dictated by the pre-determined mathematical formula.  In general, on each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to each guarantee that is outstanding, based on the guarantees provided under the benefit.  The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value.    Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account.  In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.”  The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional  purchase payments, and any Credits as described in the section of the prospectus concerning HD GRO II)  within the current benefit year that would result in a new guarantee.  For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the rider.  As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account.  We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

In light of the above, you should read our existing prospectus disclosures about HD GRO II with the following in mind: (a) when the pre-determined mathematical formula performs an analysis with respect to each outstanding guarantee, it includes within that analysis the Projected Future Guarantee (b) as such, the factors that impact  the amount transferred under the formula apply to the Projected Future Guarantee to the same extent as they apply to the Guarantee Amount(s) and (c) whereas the Projected Future Guarantee is an aspect of the pre-determined mathematical formula for HD GRO II, it is not an element of the formula for GRO Plus II.